Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
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Cash and cash equivalents

21 Cash and cash equivalents

	2018	2017	2016
Cash at bank and in hand	3,725	3,720	3,727
Short-term deposits	2,524	2,544	3,666
Money market investments	2,493	4,496	3,939
Short-term collateral	2	7	16
At December 31	8,744	10,768	11,347

The carrying amounts disclosed reasonably approximate the fair values as at the year-end.

EUR 6.2 billion (2017: EUR 7.0 billion) of cash collateral is received related to securities lending, repurchase agreements and margins on derivatives transactions. A corresponding liability to repay the cash is recognized in other liabilities (note 44 Other liabilities). Refer to note 49 Transfer of financial assets for details on collateral received and paid. Investment of cash collateral received is restricted through limitations on credit worthiness, duration, approved investment categories and borrower limits. EUR 2 million (2017: EUR 7 million) of the cash collateral received is included in cash and cash equivalents and the remainder is included in other asset classes as that collateral is typically reinvested. Aegon earns a share of the spread between the collateral earnings and the rebate paid to the borrower of the securities. Income from securities lending programs was approximately EUR 8 million (2017: EUR 11 million; 2016: EUR 13 million).

The weighted effective interest rate on short-term deposits in 2018 was 0.39% negative (2017: 0.32% negative) and these deposits have an average maturity of 28 days (2017: 31 days).

For the purposes of the cash flow statement, cash and cash equivalents comprise the following:

	Note	2018	2017	2016
Cash and cash equivalents		8,744	10,768	11,347
Cash classified as Assets held for sale	22	-	260	-
Bank overdrafts	44	-	(2)	(1)
Bank overdrafts classified as Liabilities held for sale		-	(1)	-
Net cash and cash equivalents		8,744	11,026	11,346

Cash and cash equivalents include cash and demand balances held at the Dutch Central Bank. The Dutch Central Bank requires Aegon Bank N.V. to place 1% of their deposits with agreed maturity or the savings accounts (without restrictions to withdraw their money) in an account with the Dutch Central Bank. This deposit is renewed 12 times per year, based on an updated valuation of total assets. The interest received on this deposit is equal to the ECB deposit rate (which was -40bp throughout 2017 and 2018). The year-end minimum required balance on deposit by the Dutch Central Bank was EUR 70 million (2017: EUR 67 million). These deposits are therefore not freely available.

Summary cash flow statement	2018	2017	2016
Net cash flows from operating activities	517	553	3,319
Net cash flows from investing activities	(438)	(1,196)	(1,078)
Net cash flows from financing activities	(2,395)	519	(465)
Net increase in cash and cash equivalents	(2,317)	(125)	1,776

Net cash and cash equivalents at December 31, 2018, are positively impacted by effects of changes in exchange rates of EUR 35 million (2017: EUR 196 million negative; 2016: EUR 23 million negative).

Analysis of cash flows

2018 compared to 2017

Net cash flows from operating activities

Total net cash flow from operating activities decreased slightly by EUR 36 million to a EUR 517 million inflow (2017: EUR 553 million inflow). The main movements are the inflow from results from financial transactions (refer to note 10 Result from financial transactions) offset by cash outflows regarding insurance and investment liabilities for account of policyholder (refer to note 36 Insurance contracts and note 37 Investment contracts).

Net cash flows from investing activities

Net cash flows from investing activities increased by EUR 758 million to a EUR 438 million outflow (2017: EUR 1,196 million outflow). The total consideration paid for acquisitions, including cash in acquired entities, was EUR 89 million. The total consideration received for disposals, excluding transferred assets and reinsurance assets from reinsurance transactions, was EUR 214 million. Total consideration received in cash and cash equivalents amounted to EUR 202 million, as an earn-out of EUR 2 million was part of the total consideration. Transferred cash and cash equivalents amounts to an outflow of EUR 416 million as a result of reinsurance transactions and disposal of entities over which control is lost. The outflow in 2018 is mainly driven by the acquisition of Robidus, the divestment of Aegon Ireland plc and the divestment of the last substantial block of US Life reinsurance business (refer to note 51 Business combinations).

Net cash flows from financing activities

Net cash flow from financing activities decreased by EUR 2,914 million to a EUR 2,395 million outfow (2017: EUR 519 million inflow). The decrease is a result of proceeds and repayments of borrowings (refer to the following table and note 39 Borrowings) and other equity instruments redeemed (refer to note 33 Other equity instruments).

2017 compared to 2016

Net cash flows from operating activities

Total net cash flows from operating activities decreased by EUR 2,766 million to a EUR 553 million inflow (2016: 3,319 EUR million inflow). The decrease is mainly driven by an outflow from results from financial transactions, changes in accruals and money market investments. These cash outflows are partly offset by the net purchase of investments for account of policyholders and by net changes in cash collateral.

Net cash flows from investing activities

Net cash flows from investing activities decreased by EUR 118 million to a EUR 1,196 million outflow (2016: EUR 1,078 million outflow). The total consideration paid for acquisitions, including cash in acquired entities, was EUR 52 million. The total consideration received for disposals, excluding transferred assets and reinsurance assets from reinsurance transactions, was EUR 299 million. Total consideration received in cash and cash equivalents amounted to EUR 306 million, as an earn-out of EUR 7 million was part of the total consideration. Transferred cash and cash equivalents amounts to an outflow of EUR 1,361 million as a result of reinsurance transactions and disposals of entities over which control is lost. The decrease is mainly driven by the aquisition of Cofunds Ltd., the divestment of the payout annuity business and Bank Owned Life Insurance/Corporate Owned Life Insurance business (BOLI/COLI) and the sale of Unirobe Meeùs Groep (UMG) (refer to note 51 Business combinations).

Net cash flows from financing activities

Net cash flows from financing activities increased by EUR 984 million to a EUR 519 million inflow (2016: EUR 465 million outflow). The increase is mainly a result of proceeds and repayments of borrowings (refer to the table below and note 39 Borrowings).

Reconciliation of liabilities arising from financing activities

The table below shows the reconciliation between the net cash flows from financing activities and the liabilities as included in the consolidated statement of financial position.

Cash flows				Non-cash changes
Reconciliation of debt from financing activities	At January 1, 2018	Addition	Repayment	Disposal of a business	Realized gains/ losses in income statement	Movements related to fair value hedges	Amortization	Transfer to/ from other headings	Other	Net exchange difference	At December 31, 2018
Subordinated borrowings	764	640	-	-	-	-	2	(68)	-	52	1,389
Trust pass-through securities	133	-	-	-	-	(6)	-	-	-	6	133
Borrowings	13,635	3,545	(5,211)	(151)	(23)	-	2	-	-	263	12,061
Assets held to hedge Trust pass-through securities	15	-	-	-	(6)	-	-	-	-	1	10

Cash flows				Non-cash changes
Reconciliation of debt from financing activities	At January 1, 2017	Addition	Repayment	Realized gains/ losses in income statement	Movements related to fair value hedges	Amortization	Other	Net exchange difference	At December 31, 2017
Subordinated borrowings	767	-	-	-	-	6	-	(9)	764
Trust pass-through securities	156	-	-	-	(4)	-	-	(19)	133
Borrowings	13,153	9,170	(7,918)	(10)	-	(1)	1	(760)	13,635
Assets held to hedge Trust pass-through securities	22	-	-	(4)	-	-	-	(2)	15